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                                                                      EXHIBIT 21


                          WESTLAKE CHEMICAL CORPORATION
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Geismar Holdings, Inc.                                               Delaware
Geismar Vinyls Company LP                                            Delaware
Gramercy Chlor-Alkali Corporation                                    Delaware
GVGP, Inc.                                                           Delaware
North American Pipe Corporation                                      Delaware
North American Profiles, Inc.                                        Delaware
North American Profiles Limited                                      Canada
Van Buren Pipe Corporation                                           Delaware
Westech Building Products, Inc.                                      Delaware
Westlake AR Corporation                                              Delaware
Westlake Chemical Holdings, Inc.                                     Delaware
Westlake Chemical Investments, Inc.                                  Delaware
Westlake Chemical Manufacturing, Inc.                                Delaware
Westlake Chemical Products, Inc.                                     Delaware
Westlake Development Corporation                                     Delaware
Westlake International Investments Corporation                       British Virgin Islands
Westlake Management Services, Inc.                                   Delaware
Westlake Olefins Corporation                                         Delaware
Westlake Overseas Corporation                                        U.S. Virgin Islands
Westlake Petrochemicals LP                                           Delaware
Westlake Polymers LP                                                 Delaware
Westlake Profiles Limited                                            Canada
Westlake PVC Corporation                                             Delaware
Westlake Resources Corporation                                       Delaware
Westlake Styrene LP                                                  Delaware
Westlake Vinyl Corporation                                           Delaware
Westlake Vinyls, Inc.                                                Delaware
WPT LP                                                               Delaware


                             GEISMAR HOLDINGS, INC.
                                   GVGP, INC.
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Geismar Vinyls Company LP                                            Delaware

                         NORTH AMERICAN PIPE CORPORATION
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
North American Profiles, Inc.                                        Delaware
Van Buren Pipe Corporation                                           Delaware
Westech Building Products, Inc.                                      Delaware


                        WESTLAKE CHEMICAL HOLDINGS, INC.
                      WESTLAKE CHEMICAL MANUFACTURING, INC.
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Westlake Styrene LP                                                  Delaware
WPT LP                                                               Delaware


                       WESTLAKE CHEMICAL INVESTMENTS, INC.
                        WESTLAKE CHEMICAL PRODUCTS, INC.
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Westlake Petrochemicals LP                                           Delaware
Westlake Polymers LP                                                 Delaware
Westlake Overseas Corporation                                        U.S. Virgin Islands


                       WESTLAKE MANAGEMENT SERVICES, INC.
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Westlake AR Corporation                                              Delaware

                          WESTLAKE OLEFINS CORPORATION
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Westlake AR Corporation                                              Delaware
Westlake Chemical Investments, Inc.                                  Delaware
Westlake Chemical Products, Inc.                                     Delaware
Westlake International Investments Corporation                       British Virgin Islands
Westlake Management Services, Inc.                                   Delaware
Westlake Overseas Corporation                                        U.S. Virgin Islands
Westlake Petrochemicals LP                                           Delaware
Westlake Polymers LP                                                 Delaware
Westlake Resources Corporation                                       Delaware


                              WESTLAKE POLYMERS LP
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Westlake Overseas Corporation                                        U.S. Virgin Islands


                           WESTLAKE VINYL CORPORATION
                                  SUBSIDIARIES

                                                               JURISDICTION OF INCORPORATION
            COMPANY                                                    OR ORGANIZATION
Geismar Holdings, Inc.                                               Delaware
Geismar Vinyls Company LP                                            Delaware
GVGP, Inc.                                                           Delaware
Westlake PVC Corporation                                             Delaware
Westlake Vinyls, Inc.                                                Delaware